UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2026

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported, on October 9, 2026, iSpecimen Inc. (the “Company”) convened a special meeting of stockholders (the “Special Meeting”), at which the Company’s stockholders voted on Proposal Nos. 1, 3, 4 and 5, and the Special Meeting was adjourned with respect to Proposal No. 2 only. The final voting results for Proposal Nos. 1, 3, 4 and 5 were reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 9, 2026. On October 30, 2026, the Company reconvened the Special Meeting with respect to Proposal No. 2 (the “Adjourned Meeting”). As of the close of business on August 12, 2026, the record date for the Special Meeting, including the Adjourned Meeting, there were 2,518,590 shares of the Company’s common stock outstanding and entitled to vote. A total of 1,295,828 shares were present in person or represented by proxy at the Adjourned Meeting, constituting approximately 51.5% of the shares outstanding and entitled to vote and therefore representing a quorum.

Proposal No. 2 is described in detail in the Company’s definitive proxy statement filed with the SEC on September 14, 2026, as supplemented by the supplement filed with the SEC on October 19, 2026. The final voting results for Proposal No. 2 are set forth below.

2.	Approval of Reverse Stock Split

To approve an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio in a range of one-for-ten (1:10) to one-for-one hundred (1:100), with the exact ratio to be determined by the Board of Directors at its discretion.

In accordance with Section 242(d)(2) of the Delaware General Corporation Law, as described in the supplement to the proxy statement, Proposal No. 2 required that the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions had no effect on the outcome.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,152,016	142,944	868	0

Proposal 2 was approved.

No other business was properly brought before the Adjourned Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2026

iSPECIMEN INC.

By:	/s/ Shahin Behroyan
Name:	Shahin Behroyan
Title:	Chief Executive Officer

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